UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): May 18, 2021

Calyxt, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38161	27-1967997
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Mount Ridge Road

Roseville, MN 55113-1127

(Address and zip code of principal executive offices)

(651) 683-2807

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	CLXT	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 18, 2021, Calyxt, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). Of the 37,155,887 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting on the March 23, 2021 record date, 34,426,588 shares, or approximately 92.65%, were present at the Annual Meeting either by attendance via live audio webcast or by proxy.

The following describes the matters considered by the Company’s stockholders at the Annual Meeting, as well as the results of the votes cast at the meeting:

1.To elect seven directors to our Board of Directors, each to serve until the next annual meeting of stockholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation, or removal.

Nominee	For	Withhold	Broker Non-Vote
Dr. Yves J. Ribeill	25,088,213	7,699,052	1,639,323
Mr. Laurent Arthaud	25,733,770	7,053,495	1,639,323
Mr. Philippe Dumont	25,395,876	7,391,389	1,639,323
Mr. Jonathan B. Fassberg	29,690,589	3,096,676	1,639,323
Ms. Anna Ewa Kozicz-Stankiewicz	29,671,387	3,115,878	1,639,323
Ms. Kimberly K. Nelson	29,713,880	3,073,385	1,639,323
Mr. Christopher J. Neugent	25,381,053	7,406,212	1,639,323

2.To ratify the appointment by the Audit Committee of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2021.

For	Against	Abstain	Broker Non-Vote
34,417,035	5,514	4,039	n/a

3.To approve the amendment to the Calyxt, Inc. 2017 Omnibus Incentive Plan.

For	Against	Abstain	Broker Non-Vote
24,696,515	8,077,015	13,735	1,639,323

As a result, each nominee was elected as a director of the Company, the appointment of Ernst & Young LLP was ratified, and the amendment to the Calyxt, Inc. 2017 Omnibus Incentive Plan was approved at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 21, 2021		CALYXT, INC.

	By:	/s/ Yves Ribeill
	Name:	Yves Ribeill
	Title:	Executive Chair